UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-05357

DWS Blue Chip Fund
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:                                           10/31

Date of reporting period:                                        10/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2010 Annual Report to Shareholders

DWS Blue Chip Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Management Review
13 Portfolio Summary
15 Investment Portfolio
23 Statement of Assets and Liabilities
25 Statement of Operations
26 Statement of Changes in Net Assets
27 Financial Highlights
32 Notes to Financial Statements
43 Report of Independent Registered Public Accounting Firm
44 Tax Information
45 Investment Management Agreement Approval
50 New Sub-Advisory Agreement Approval
53 Summary of Management Fee Evaluation by Independent Fee Consultant
57 Board Members and Officers
61 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2010
Average Annual Total Returns as of 10/31/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	15.02%	-6.65%	1.33%	-0.32%
Class B	14.02%	-7.42%	0.47%	-1.15%
Class C	14.21%	-7.35%	0.57%	-1.08%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	8.40%	-8.48%	0.14%	-0.90%
Class B (max 4.00% CDSC)	11.02%	-7.94%	0.32%	-1.15%
Class C (max 1.00% CDSC)	14.21%	-7.35%	0.57%	-1.08%
No Sales Charges					Life of Class S*
Class S	15.28%	-6.42%	1.56%	N/A	1.98%
Institutional Class	14.99%	-6.48%	1.62%	0.05%	N/A
Russell 1000® Index+	17.67%	-6.14%	1.99%	0.29%	2.58%
S&P 500® Index++	16.52%	-6.49%	1.73%	-0.02%	2.13%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S shares commenced operations on February 1, 2005. Index returns began on January 31, 2005.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2010 are 1.26%, 2.20%, 2.02%, 0.96% and 1.16% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Blue Chip Fund — Class A [] Russell 1000 Index+ [] S&P 500 Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/10	$15.34	$14.04	$14.30	$15.35	$15.91
10/31/09	$13.46	$12.34	$12.54	$13.49	$14.00
Distribution Information: Twelve Months as of 10/31/10: Income Dividends	$.13	$.03	$.02	$.19	$.18

Lipper Rankings — Multi-Cap Core Funds Category as of 10/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	599	of	831	72
3-Year	396	of	729	55
5-Year	393	of	600	66
10-Year	205	of	269	76
Class B 1-Year	672	of	831	81
3-Year	486	of	729	67
5-Year	469	of	600	79
10-Year	229	of	269	85
Class C 1-Year	660	of	831	80
3-Year	483	of	729	67
5-Year	459	of	600	77
10-Year	227	of	269	85
Class S 1-Year	576	of	831	70
3-Year	370	of	729	51
5-Year	371	of	600	62
Institutional Class 1-Year	603	of	831	73
3-Year	376	of	729	52
5-Year	361	of	600	61
10-Year	190	of	269	71

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Institutional Class shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2010 to October 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended October 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$990.30	$987.30	$986.90	$991.60	$990.70
Expenses Paid per $1,000*	$6.02	$9.82	$9.82	$4.87	$5.77
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,019.16	$1,015.32	$1,015.32	$1,020.32	$1,019.41
Expenses Paid per $1,000*	$6.11	$9.96	$9.96	$4.94	$5.85

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Blue Chip Fund	1.20%	1.96%	1.96%	.97%	1.15%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Blue Chip Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Blue Chip Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name of the US asset management activities of Deutsche Bank AG and DIMA, representing a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including members of the fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor (the "Separation").

Portfolio Management Team

Robert Wang

Russell Shtern, CFA

Portfolio Managers, QS Investors

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Although concerns about the outlook for economic growth periodically weighed on investor sentiment during the past 12 months, the US equity market finished the period with a return of 17.67%, as measured by the fund's benchmark, the Russell 1000® Index.1

Throughout the past year, we witnessed the long process of the economy emerging from the Great Recession that resulted from the financial crisis of 2007-2008. This process was uneven, with periodic sluggishness in economic data fueling fears that the economy would sink into the second leg of a "double-dip" recession. On balance, though, the economy moved to a firmer footing compared to one year ago — an improvement that was reflected in the double-digit gain in stock prices. The market was also helped by the overall health of US corporations, characterized by strong corporate earnings results, cash-rich balance sheets and — in many cases — attractive dividend yields relative to bonds. The monetary policy of the US Federal Reserve Board (the Fed) provided further support for stock prices. The Fed kept rates near zero for the full 12-month period, and — perhaps most notably — expressed willingness in late August to print money in order to spur growth if the economy begins to falter.

The fund employs a quantitative approach to select the most attractive stocks in the Russell 1000 Index based on quality, growth, valuation and market sentiment factors. This positive environment helped the Class A shares of DWS Blue Chip Fund to produce a positive absolute return of 15.02%. However, the fund underperformed both the 17.67% return of the benchmark and the 17.61% average return of its Lipper peer group, Multi-Cap Core Funds category.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

Positive Contributors to Fund Performance

The fund's stock selection process added the most value in the energy sector, where the return of our holdings far exceeded the return of the energy stocks in the benchmark. We generated strong performance by moving to overweight positions in stocks that plummeted sharply in the wake of the Gulf oil spill and then staged rebounds from undervalued levels, such as Transocean Ltd., Anadarko Petroleum Corp. and National Oilwell Varco, Inc.3 Our underweight position in Exxon Mobil Corp., which lagged the energy group by a substantial margin, added quite a bit of value. An overweight in the smaller exploration company Cimarex Energy Co. further contributed to outperformance in this sector.

Our stock selection also helped the fund outpace the benchmark in the materials and health care sectors. In materials, a top contributor was CF Industries Holdings Ltd.,* which moved sharply higher on the strength of investor hopes for consolidation in the agricultural sector. Overweight positions in Lubrizol Corp. and Cliffs Natural Resources, Inc.* were also among our top performers. In health care, our standout contributors were overweights in UnitedHealth Group, Inc., Endo Pharmaceuticals Holdings, Inc. and Humana, Inc.

Negative Contributors to Fund Performance

The largest shortfall in the fund's relative performance occurred in the information technology segment. Our overweight positions in two disk-drive makers — Seagate Technology, Inc.* and Western Digital Corp.* — weighed on performance due to investor fears that tablet devices would cut into the sales of traditional computers. An overweight in Microsoft Corp., whose stock lagged on concerns that the company is unlikely to find new sources of growth, also detracted from the fund's performance.

Our stock selection also cost us some relative performance in the consumer discretionary sector. Although our holdings in several media companies added value — including Time Warner, Inc. and Comcast Corp. — we were not positioned to take full advantage of the sector's outstanding gain. Among our notable detractors were an overweight position in Whirlpool Corp., which gave back ground after touching an all-time high earlier in the year, and an underweight in Amazon.com Inc.,* which outpaced the broader sector due to its surprisingly strong sales growth.

The industrials sector was an additional area of underperformance, due in part to our overweights in the truck manufacturer Oshkosh Corp., which was hurt by soft vehicle sales, and Raytheon Co. whose shares were pressured by the prospect of reduced government spending. Utilities proved to be an additional area of weakness, due in part to our overweight positions in NRG Energy, Inc. and AES Corp.*

Outlook and Positioning

For the majority of the past year, the strength of individual stock fundamentals did not necessarily correlate with their market performance. However, in the final four months of the period, we began to see market prices and underlying economic fundamentals moving back into equilibrium. We believe this creates a more favorable environment for those — such as us — who use traditional metrics such as valuations and fundamentals to support bottom-up stock selection. As others try to define the direction of broader macroeconomic factors, we will continue to use our disciplined methodology to select the best individual stocks for the fund. We believe this steady approach is critical to achieving our goal of long-term outperformance.

1 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Equity index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Multi-Cap Core Funds category comprises funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period. Multi-cap funds will generally have 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index. Multi-Cap Core Funds have wide latitude in the companies in which they invest. These funds normally compare their average price-to-earnings ratios, price-to-book ratios and three-year earnings growth figures with the US diversified multi-cap equity funds universe average. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

* Not held in the portfolio as of October 31, 2010.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/10	10/31/09

Common Stocks	98%	96%
Cash Equivalents*	2%	3%
Government & Agency Obligations	—	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	10/31/10	10/31/09

Information Technology	17%	18%
Financials	17%	12%
Health Care	15%	14%
Industrials	12%	15%
Energy	11%	9%
Consumer Discretionary	10%	11%
Consumer Staples	8%	11%
Materials	5%	5%
Telecommunication Services	3%	3%
Utilities	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

* In order to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market, the Fund invests in futures contracts.
Ten Largest Equity Holdings at October 31, 2010 (19.9% of Net Assets)
1. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.7%
2. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	2.6%
3. JPMorgan Chase & Co. Provider of global financial services	2.2%
4. AT&T, Inc. Provider of communications services	2.0%
5. 3M Co. Manufacturer and provider of various services and equipment	1.9%
6. UnitedHealth Group, Inc. Operator of organized health systems	1.8%
7. Microsoft Corp. Developer of computer software	1.8%
8. Forest Laboratories, Inc. Developer, manufacturer and seller of branded and generic forms of ethical drug products	1.7%
9. National Oilwell Varco, Inc. Manufactures and sells oil and gas drilling machinery equipment	1.7%
10. WellPoint, Inc. Provider of health benefits	1.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of October 31, 2010
	Shares	Value ($)

Common Stocks 97.9%
Consumer Discretionary 9.4%
Automobiles 0.1%
Toyota Motor Corp. (ADR)	8,400	594,888
Diversified Consumer Services 0.3%
Career Education Corp.* (a)	44,400	778,776
DeVry, Inc.	7,500	358,950
		1,137,726
Hotels Restaurants & Leisure 0.6%
Panera Bread Co. "A"*	4,900	438,599
Starbucks Corp.	62,100	1,768,608
		2,207,207
Household Durables 0.7%
Garmin Ltd. (a)	47,400	1,556,616
Whirlpool Corp. (a)	13,600	1,031,288
		2,587,904
Internet & Catalog Retail 1.1%
Liberty Media Corp. — Interactive "A"* (a)	134,800	1,989,648
Priceline.com, Inc.* (a)	6,100	2,298,541
		4,288,189
Media 2.8%
Comcast Corp. "A" (a)	209,300	4,307,394
Discovery Communications, Inc. "A"*	7,000	312,270
Liberty Media-Starz "A"*	7,200	471,744
News Corp. "A"	37,200	537,912
Time Warner, Inc.	104,533	3,398,368
Walt Disney Co. (a)	53,500	1,931,885
Washington Post Co. "B"	900	361,935
		11,321,508
Multiline Retail 1.1%
Dillard's, Inc. "A" (a)	67,300	1,716,823
Kohl's Corp.*	43,100	2,206,720
Sears Holdings Corp.* (a)	6,300	453,474
		4,377,017
Specialty Retail 1.6%
Advance Auto Parts, Inc.	33,700	2,189,826
Barnes & Noble, Inc. (a)	37,900	567,742
Rent-A-Center, Inc.	12,900	324,306
Ross Stores, Inc. (a)	13,900	819,961
TJX Companies, Inc. (a)	54,000	2,478,060
		6,379,895
Textiles, Apparel & Luxury Goods 1.1%
Coach, Inc.	27,300	1,365,000
Deckers Outdoor Corp.*	8,500	493,850
NIKE, Inc. "B" (a)	23,200	1,889,408
VF Corp.	8,100	674,244
		4,422,502
Consumer Staples 8.0%
Beverages 0.2%
Hansen Natural Corp.*	7,600	389,196
Molson Coors Brewing Co. "B"	9,800	462,854
		852,050
Food & Staples Retailing 1.5%
Wal-Mart Stores, Inc.	102,500	5,552,425
Whole Foods Market, Inc.* (a)	14,700	584,325
		6,136,750
Food Products 3.9%
Archer-Daniels-Midland Co.	135,500	4,514,860
Corn Products International, Inc.	20,900	889,295
Del Monte Foods Co. (a)	24,800	355,632
Fresh Del Monte Produce, Inc.* (a)	26,000	575,380
H.J. Heinz Co. (a)	22,500	1,104,975
Hormel Foods Corp.	12,400	569,408
The Hershey Co. (a)	60,100	2,974,349
The J.M. Smucker Co.	6,000	385,680
Tyson Foods, Inc. "A" (a)	234,900	3,652,695
Unilever PLC (ADR) (a)	23,200	673,264
		15,695,538
Household Products 1.3%
Colgate-Palmolive Co.	11,200	863,744
Kimberly-Clark Corp. (a)	38,400	2,432,256
Procter & Gamble Co.	27,700	1,760,889
		5,056,889
Personal Products 0.5%
Herbalife Ltd.	24,400	1,558,184
Medifast, Inc.* (a)	12,800	305,664
		1,863,848
Tobacco 0.6%
Lorillard, Inc.	25,900	2,210,306
Energy 11.2%
Energy Equipment & Services 4.5%
Complete Production Services, Inc.*	29,400	688,842
Helmerich & Payne, Inc.	13,500	577,530
National Oilwell Varco, Inc.	125,200	6,730,752
Noble Corp. (a)	18,800	649,164
Oil States International, Inc.* (a)	44,500	2,274,840
Patterson-UTI Energy, Inc. (a)	72,200	1,401,402
Rowan Companies, Inc.* (a)	42,000	1,381,800
Transocean Ltd.* (a)	69,000	4,371,840
		18,076,170
Oil, Gas & Consumable Fuels 6.7%
Anadarko Petroleum Corp.	11,800	726,526
Chevron Corp. (a)	123,600	10,210,596
Cimarex Energy Co.	18,100	1,389,175
ConocoPhillips	39,100	2,322,540
Devon Energy Corp.	28,600	1,859,572
Exxon Mobil Corp.	5,800	385,526
Marathon Oil Corp.	52,400	1,863,868
Murphy Oil Corp.	54,600	3,557,736
Tesoro Corp. (a)	70,300	911,088
Valero Energy Corp.	187,000	3,356,650
		26,583,277
Financials 16.2%
Capital Markets 1.0%
American Capital Ltd.* (a)	31,100	217,078
Ameriprise Financial, Inc.	20,000	1,033,800
Legg Mason, Inc.	18,000	558,540
Morgan Stanley	82,500	2,051,775
		3,861,193
Commercial Banks 3.8%
CIT Group, Inc.* (a)	33,200	1,438,556
Fifth Third Bancorp. (a)	170,700	2,143,992
Huntington Bancshares, Inc.	210,200	1,191,834
KeyCorp (a)	116,600	954,954
M&T Bank Corp.	6,900	515,775
PNC Financial Services Group, Inc.	38,000	2,048,200
Popular, Inc.*	74,800	204,204
Regions Financial Corp. (a)	132,800	836,640
SunTrust Banks, Inc. (a)	141,500	3,540,330
Webster Financial Corp. (a)	14,300	244,816
Wells Fargo & Co.	84,900	2,214,192
		15,333,493
Consumer Finance 2.4%
Capital One Financial Corp. (a)	156,900	5,847,663
Discover Financial Services	219,200	3,868,880
		9,716,543
Diversified Financial Services 2.8%
Citigroup, Inc.*	284,800	1,187,616
JPMorgan Chase & Co.	237,600	8,940,888
PHH Corp.* (a)	28,300	545,341
The NASDAQ OMX Group, Inc.* (a)	20,000	420,400
		11,094,245
Insurance 5.9%
ACE Ltd. (a)	86,700	5,151,714
Allied World Assurance Co. Holdings Ltd.	20,400	1,167,084
Arch Capital Group Ltd.* (a)	9,500	820,705
Aspen Insurance Holdings Ltd. (a)	23,200	658,184
Assurant, Inc.	31,100	1,229,694
Axis Capital Holdings Ltd.	12,200	414,922
Berkshire Hathaway, Inc. "A"* (a)	12	1,431,600
Berkshire Hathaway, Inc. "B"*	21,150	1,682,694
Chubb Corp.	38,600	2,239,572
Everest Re Group Ltd.	10,900	918,652
Old Republic International Corp. (a)	33,000	435,600
Platinum Underwriters Holdings Ltd. (a)	10,600	456,330
Prudential Financial, Inc.	42,800	2,250,424
The Travelers Companies, Inc.	83,200	4,592,640
		23,449,815
Real Estate Investment Trusts 0.1%
Hospitality Properties Trust (REIT)	9,000	205,290
Thrifts & Mortgage Finance 0.2%
People's United Financial, Inc.	38,400	472,704
Radian Group, Inc. (a)	59,000	447,810
		920,514
Health Care 15.0%
Biotechnology 1.9%
Amgen, Inc.*	42,400	2,424,856
Biogen Idec, Inc.* (a)	27,700	1,737,067
Cephalon, Inc.* (a)	47,500	3,155,900
		7,317,823
Health Care Providers & Services 8.5%
Aetna, Inc.	111,400	3,326,404
AmerisourceBergen Corp.	168,100	5,517,042
Cardinal Health, Inc.	146,300	5,075,147
Coventry Health Care, Inc.*	108,900	2,550,438
Health Net, Inc.*	26,300	707,207
Humana, Inc.*	55,000	3,205,950
UnitedHealth Group, Inc.	204,900	7,386,645
WellPoint, Inc.*	111,800	6,075,212
		33,844,045
Pharmaceuticals 4.6%
Eli Lilly & Co. (a)	141,900	4,994,880
Endo Pharmaceuticals Holdings, Inc.* (a)	73,400	2,696,716
Forest Laboratories, Inc.*	206,700	6,831,435
Johnson & Johnson	34,000	2,164,780
Medicis Pharmaceutical Corp. "A" (a)	21,100	627,725
Par Pharmaceutical Companies, Inc.*	24,000	780,240
Perrigo Co. (a)	2,900	191,052
ViroPharma, Inc.*	9,700	158,692
		18,445,520
Industrials 11.3%
Aerospace & Defense 2.6%
Esterline Technologies Corp.*	1,400	84,616
General Dynamics Corp.	18,100	1,232,972
Honeywell International, Inc.	31,200	1,469,832
Northrop Grumman Corp. (a)	79,700	5,037,837
Raytheon Co.	51,200	2,359,296
		10,184,553
Air Freight & Logistics 1.8%
FedEx Corp. (a)	40,900	3,587,748
United Parcel Service, Inc. "B" (a)	54,100	3,643,094
		7,230,842
Airlines 0.2%
Alaska Air Group, Inc.* (a)	14,100	744,480
Commercial Services & Supplies 0.8%
Cintas (a)	34,200	939,474
R.R. Donnelley & Sons Co. (a)	79,600	1,468,620
Republic Services, Inc.	24,100	718,421
		3,126,515
Construction & Engineering 0.5%
EMCOR Group, Inc.* (a)	42,900	1,108,965
KBR, Inc.	14,900	378,460
Shaw Group, Inc.*	14,900	455,344
		1,942,769
Electrical Equipment 0.2%
Regal-Beloit Corp.	7,500	432,825
Rockwell Automation, Inc.	8,700	542,619
		975,444
Industrial Conglomerates 1.9%
3M Co. (a)	92,100	7,756,662
Machinery 1.4%
AGCO Corp.*	12,300	522,381
Deere & Co.	11,200	860,160
Dover Corp.	11,700	621,270
Eaton Corp.	16,000	1,421,280
Oshkosh Corp.* (a)	40,900	1,206,959
Trinity Industries, Inc. (a)	35,000	795,550
		5,427,600
Professional Services 0.3%
Manpower, Inc. (a)	20,800	1,138,384
Road & Rail 1.2%
Norfolk Southern Corp.	30,700	1,887,743
Ryder System, Inc. (a)	69,300	3,031,875
		4,919,618
Trading Companies & Distributors 0.4%
W.W. Grainger, Inc. (a)	13,300	1,649,599
Information Technology 17.1%
Communications Equipment 1.1%
Cisco Systems, Inc.*	28,500	650,655
InterDigital, Inc.*	3,400	114,138
Motorola, Inc.*	151,900	1,237,985
QUALCOMM, Inc.	27,700	1,250,101
Tellabs, Inc.	152,200	1,038,004
		4,290,883
Computers & Peripherals 3.0%
Apple, Inc.*	17,500	5,265,225
Dell, Inc.* (a)	87,700	1,261,126
EMC Corp.* (a)	34,700	729,047
Lexmark International, Inc. "A"*	64,400	2,449,132
SanDisk Corp.* (a)	51,200	1,924,096
STEC, Inc.* (a)	16,700	260,520
		11,889,146
Electronic Equipment, Instruments & Components 4.1%
Anixter International, Inc. (a)	6,600	354,354
Arrow Electronics, Inc.*	82,700	2,448,747
Avnet, Inc.* (a)	70,400	2,096,512
Corning, Inc.	49,600	906,688
Flextronics International Ltd.*	67,900	486,164
Ingram Micro, Inc. "A"* (a)	95,400	1,684,764
Jabil Circuit, Inc.	98,100	1,504,854
Power-One, Inc.*	29,100	302,931
Tech Data Corp.* (a)	44,500	1,913,055
Tyco Electronics Ltd. (a)	106,300	3,367,584
Vishay Intertechnology, Inc.* (a)	129,300	1,461,090
		16,526,743
Internet Software & Services 0.8%
AOL, Inc.* (a)	57,600	1,536,768
IAC/InterActiveCorp.* (a)	66,500	1,855,350
		3,392,118
IT Services 4.5%
Automatic Data Processing, Inc.	24,400	1,083,848
Computer Sciences Corp.	108,700	5,331,735
International Business Machines Corp. (a)	74,400	10,683,840
Western Union Co.	53,800	946,880
		18,046,303
Semiconductors & Semiconductor Equipment 1.8%
Analog Devices, Inc.	48,400	1,629,628
Fairchild Semiconductor International, Inc.* (a)	31,700	357,259
Intel Corp.	182,300	3,658,761
Micron Technology, Inc.* (a)	143,000	1,182,610
TriQuint Semiconductor, Inc.* (a)	21,100	217,330
		7,045,588
Software 1.8%
Microsoft Corp.	266,300	7,094,232
Materials 4.4%
Chemicals 2.5%
Ashland, Inc.	42,400	2,189,112
Cytec Industries, Inc.	19,500	965,640
E.I. du Pont de Nemours & Co.	59,600	2,817,888
Lubrizol Corp. (a)	37,800	3,874,122
		9,846,762
Construction Materials 0.2%
Cemex SAB de CV (ADR) (a)	75,500	662,135
Containers & Packaging 0.0%
Sealed Air Corp.	7,800	180,570
Metals & Mining 1.5%
Barrick Gold Corp.	28,100	1,351,329
Freeport-McMoRan Copper & Gold, Inc. (a)	31,800	3,010,824
Newmont Mining Corp. (a)	30,200	1,838,274
		6,200,427
Paper & Forest Products 0.2%
Domtar Corp.	4,900	388,864
MeadWestvaco Corp.	11,600	298,468
		687,332
Telecommunication Services 3.5%
Diversified Telecommunication Services 3.1%
AT&T, Inc.	273,300	7,789,050
Verizon Communications, Inc.	142,100	4,613,987
		12,403,037
Wireless Telecommunication Services 0.4%
Vodafone Group PLC (ADR) (a)	54,200	1,491,042
Utilities 1.8%
Electric Utilities 0.8%
Duke Energy Corp.	133,100	2,423,751
Edison International	8,500	313,650
Progress Energy, Inc. (a)	14,500	652,500
		3,389,901
Independent Power Producers & Energy Traders 0.8%
Constellation Energy Group, Inc.	20,500	619,920
NRG Energy, Inc.* (a)	131,033	2,608,867
		3,228,787
Multi-Utilities 0.2%
Ameren Corp.	25,600	741,888
Total Common Stocks (Cost $348,418,707)		390,193,505

Securities Lending Collateral 30.9%
Daily Assets Fund Institutional, 0.26% (b) (c) (Cost $123,301,961)	123,301,961	123,301,961

Cash Equivalents 2.0%
Central Cash Management Fund, 0.20% (b) (Cost $7,714,693)	7,714,693	7,714,693

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $479,435,361)+	130.8	521,210,159
Other Assets and Liabilities, Net (a)	(30.8)	(122,631,389)
Net Assets	100.0	398,578,770

* Non-income producing security.

+ The cost for federal income tax purposes was $482,513,580. At October 31, 2010, net unrealized appreciation for all securities based on tax cost was $38,696,579. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $47,182,029 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,485,450.

(a) All or a portion of these securities were on loan, amounting to $120,261,908. In addition, included in other assets and liabilities, net is a pending sale, amounting to $171,830, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2010 amounted to $120,433,738, which is 30.2% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

At October 31, 2010, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P E-Mini 500 Index	USD	12/17/2010	136	8,021,960	330,283

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$390,193,505	$—	$—	$390,193,505
Short-Term Investments (d)	131,016,654	—	—	131,016,654
Derivatives (e)	$330,283	$—	$—	$330,283
Total	$521,540,442	$—	$—	$521,540,442

There have been no transfers in and out of Level 1 and Level 2 fair value measurements during the year ended October 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2010
Assets
Investments: Investments in securities, at value (cost $348,418,707) — including $120,261,908 of securities loaned	$390,193,505
Investment in Daily Assets Fund Institutional (cost $123,301,961)*	123,301,961
Investment in Central Cash Management Fund (cost $7,714,693)	7,714,693
Total investments, at value (cost $479,435,361)	521,210,159
Foreign currency, at value (cost $4,475)	4,538
Deposit with broker for open futures contracts	385,201
Receivable for Fund shares sold	962,724
Receivable for daily variation margin on open futures contracts	330,283
Receivable for investments sold	1,059,484
Dividends receivable	306,195
Interest receivable	18,500
Other assets	37,337
Total assets	524,314,421
Liabilities
Cash overdraft	819,630
Payable upon return of securities loaned	123,301,961
Payable for Fund shares redeemed	846,979
Accrued management fee	163,592
Other accrued expenses and payables	603,489
Total liabilities	125,735,651
Net assets, at value	$398,578,770
Net Assets Consist of
Undistributed net investment income	3,034,963
Net unrealized appreciation (depreciation) on: Investments	41,774,798
Futures	330,283
Foreign currency	63
Accumulated net realized gain (loss)	(106,561,987)
Paid-in capital	460,000,650
Net assets, at value	$398,578,770

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of October 31, 2010 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($235,141,239 ÷ 15,326,459 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$15.34
Maximum offering price per share (100 ÷ 94.25 of $15.34)	$16.28
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,742,427 ÷ 551,644 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.04
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($18,818,088 ÷ 1,316,320 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.30
Class S Net Asset Value, offering and redemption price per share ($16,632,802 ÷ 1,083,551 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$15.35
Institutional Class Net Asset Value, offering and redemption price per share ($120,244,214 ÷ 7,557,628 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$15.91

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $312)	$6,683,954
Interest	1,508
Income distributions — Central Cash Management Fund	13,356
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	295,408
Total income	6,994,226
Expenses: Management fee	1,650,848
Administration fee	350,188
Services to shareholders	1,407,894
Distribution and service fees	909,130
Reports to shareholders	69,889
Professional fees	76,295
Custodian fee	26,920
Registration fees	81,524
Trustees' fees and expenses	12,734
Other	21,779
Total expenses before expense reductions	4,607,201
Expense reductions	(269,408)
Total expenses after expense reductions	4,337,793
Net investment income (loss)	2,656,433
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	22,448,249
Futures	945,380
Foreign currency	(128)
23,393,501
Change in net unrealized appreciation (depreciation) on: Investments	20,168,702
Futures	482,934
Foreign currency	325
20,651,961
Net gain (loss)	44,045,462
Net increase (decrease) in net assets resulting from operations	$46,701,895

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$2,656,433	$2,472,939
Net realized gain (loss)	23,393,501	(72,945,681)
Change in net unrealized appreciation (depreciation)	20,651,961	114,424,088
Net increase (decrease) in net assets resulting from operations	46,701,895	43,951,346
Distributions to shareholders from: Net investment income: Class A	(2,234,771)	(2,077,372)
Class B	(28,453)	(19,606)
Class C	(32,551)	(41,615)
Class S	(200,948)	(134,480)
Institutional Class	(1,614)	(20,096)
Total distributions	(2,498,337)	(2,293,169)
Fund share transactions: Proceeds from shares sold	150,621,173	30,074,854
Reinvestment of distributions	2,378,330	2,178,177
Cost of shares redeemed	(80,648,858)	(61,494,343)
Redemption fees	—	540
Net increase (decrease) in net assets from Fund share transactions	72,350,645	(29,240,772)
Increase from regulatory settlements (see Note G)	471,390	—
Increase (decrease) in net assets	117,025,593	12,417,405
Net assets at beginning of period	281,553,177	269,135,772
Net assets at end of period (including undistributed net investment income of $3,034,963 and $2,406,688, respectively)	$398,578,770	$281,553,177

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended October 31,	2010		2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$13.46		$11.43	$22.57		$22.16	$19.07
Income (loss) from investment operations: Net investment income (loss)a	.12		.12	.11		.14	.17	d
Net realized and unrealized gain (loss)	1.87		2.02	(8.15)		2.47	2.98
Total from investment operations	1.99		2.14	(8.04)		2.61	3.15
Less distributions from: Net investment income	(.13)		(.11)	(.16)		(.14)	(.06)
Net realized gains	—		—	(2.94)		(2.06)	—
Total distributions	(.13)		(.11)	(3.10)		(2.20)	(.06)
Increase from regulatory settlements	.02	e	—	—		—	—
Redemption fees	—		.00 *	.00	*	.00 *	.00	*
Net asset value, end of period	$15.34		$13.46	$11.43		$22.57	$22.16
Total Return (%)b	15.02	e	18.99	(40.56	)c	12.68	16.54	d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	235		232	218		436	429
Ratio of expenses (%)	1.19		1.26	1.19		1.13	1.12
Ratio of net investment income (%)	.84		1.06	.69		.68	.82	d
Portfolio turnover rate (%)	134		82	140		266	259
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
e Includes a non-recurring payment from the Advisor, which amounted to $0.014 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.005 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.14% lower.
* Amount is less than $.005.

Class B Years Ended October 31,	2010		2009		2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$12.34		$10.46		$20.92		$20.72	$17.94
Income (loss) from investment operations: Net investment income (loss)a	(.00	)*	.03		(.01)		(.01)	(.01	)d
Net realized and unrealized gain (loss)	1.72		1.86		(7.51)		2.27	2.79
Total from investment operations	1.72		1.89		(7.52)		2.26	2.78
Less distributions from: Net investment income	(.03)		(.01)		—		—	—
Net realized gains	—		—		(2.94)		(2.06)	—
Total distributions	(.03)		(.01)		(2.94)		(2.06)	—
Increase from regulatory settlements	.01	e	—		—		—	—
Redemption fees	.00		.00	*	.00	*	.00 *	.00	*
Net asset value, end of period	$14.04		$12.34		$10.46		$20.92	$20.72
Total Return (%)b	14.02	e	18.11	c	(41.08	)c	11.72	15.50	c,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8		14		19		52	74
Ratio of expenses before expense reductions (%)	2.11		2.20		2.10		1.99	2.11
Ratio of expenses after expense reductions (%)	2.11		2.03		2.09		1.99	2.02
Ratio of net investment income (loss) (%)	(.02)		.34		(.21)		(.18)	(.06	)d
Portfolio turnover rate (%)	134		82		140		266	259
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
e Includes a non-recurring payment from the Advisor, which amounted to $0.011 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.003 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.14% lower.
* Amount is less than $.005.

Class C Years Ended October 31,	2010		2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$12.54		$10.65	$21.22		$20.97	$18.12
Income (loss) from investment operations: Net investment income (loss)a	.01		.03	(.00	)*	(.00 )*	.02	d
Net realized and unrealized gain (loss)	1.75		1.88	(7.63)		2.31	2.83
Total from investment operations	1.76		1.91	(7.63)		2.31	2.85
Less distributions from: Net investment income	(.02)		(.02)	—		—	—
Net realized gains	—		—	(2.94)		(2.06)	—
Total distributions	(.02)		(.02)	(2.94)		(2.06)	—
Increase from regulatory settlements	.02	e	—	—		—	—
Redemption fees	—		.00 *	.00	*	.00 *	.00	*
Net asset value, end of period	$14.30		$12.54	$10.65		$21.22	$20.97
Total Return (%)b	14.21	e	18.13	(41.06	)c	11.77	15.73	d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19		21	19		40	43
Ratio of expenses (%)	1.95		2.02	1.97		1.91	1.83
Ratio of net investment income (loss) (%)	.08		.29	(.09)		(.10)	.11	d
Portfolio turnover rate (%)	134		82	140		266	259
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
e Includes a non-recurring payment from the Advisor, which amounted to $0.013 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.004 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.14% lower.
* Amount is less than $.005.

Class S Years Ended October 31,	2010		2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$13.49		$11.43	$22.59		$22.15	$19.10
Income (loss) from investment operations: Net investment income (loss)a	.16		.16	.15		.19	.19	c
Net realized and unrealized gain (loss)	1.87		2.03	(8.16)		2.48	2.98
Total from investment operations	2.03		2.19	(8.01)		2.67	3.17
Less distributions from: Net investment income	(.19)		(.13)	(.21)		(.17)	(.12)
Net realized gains	—		—	(2.94)		(2.06)	—
Total distributions	(.19)		(.13)	(3.15)		(2.23)	(.12)
Increase from regulatory settlements	.02	d	—	—		—	—
Redemption fees	—		.00 *	.00	*	.00 *	.00	*
Net asset value, end of period	$15.35		$13.49	$11.43		$22.59	$22.15
Total Return (%)	15.28	d	19.45	(40.48	)b	12.91	16.72	b,c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17		15	12		15	4
Ratio of expenses before expense reductions (%)	.94		.96	1.01		.91	1.02
Ratio of expenses after expense reductions (%)	.94		.96	1.01		.91	1.01
Ratio of net investment income (%)	1.07		1.35	.87		.90	.91	c
Portfolio turnover rate (%)	134		82	140		266	259
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
d Includes a non-recurring payment from the Advisor, which amounted to $0.014 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.005 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.14% lower.
* Amount is less than $.005.

Institutional Class Years Ended October 31,	2010		2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$14.00		$11.92	$23.43		$22.91	$19.73
Income (loss) from investment operations: Net investment income (loss)a	.11		.16	.17		.24	.26	c
Net realized and unrealized gain (loss)	1.95		2.09	(8.47)		2.58	3.07
Total from investment operations	2.06		2.25	(8.30)		2.82	3.33
Less distributions from: Net investment income	(.18)		(.17)	(.27)		(.24)	(.15)
Net realized gains	—		—	(2.94)		(2.06)	—
Total distributions	(.18)		(.17)	(3.21)		(2.30)	(.15)
Increase from regulatory settlements	.03	d	—	—		—	—
Redemption fees	—		.00 *	.00	*	.00 *	.00	*
Net asset value, end of period	$15.91		$14.00	$11.92		$23.43	$22.91
Total Return (%)	14.99	b,d	19.24	(40.34	)b	13.21	17.02	b,c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	120		.1	2		29	41
Ratio of expenses before expense reductions (%)	1.56		1.16	.75		.67	.78
Ratio of expenses after expense reductions (%)	1.15		1.16	.75		.67	.73
Ratio of net investment income (%)	.73		1.38	1.13		1.14	1.25	c
Portfolio turnover rate (%)	134		82	140		266	259
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
d Includes a non-recurring payment from the Advisor, which amounted to $0.020 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.007 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.14% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Blue Chip Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $103,153,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016 ($30,047,000) and October 31, 2017 ($73,106,000), the respective expiration dates, whichever occurs first.

During the year ended October 31, 2010, the Fund utilized $23,427,817 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and regulatory settlements. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:
Undistributed ordinary income*	$3,034,963
Capital loss carryforwards	$(103,153,485)
Net unrealized appreciation (depreciation) on investments	$38,696,579

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2010	2009
Distributions from ordinary income*	$2,498,337	$2,293,169

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2010, the Fund used futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2010, the Fund invested in futures contracts with a total notional value generally indicative of a range from approximately $3,844,000 to $10,769,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Equity Contracts (a)	$330,283

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Asset of receivable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$945,380

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$482,934

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended October 31, 2010, purchases and sales of investment securities (excluding short-term instruments) aggregated $529,617,040 and $452,767,984, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as investment subadvisor to the Fund. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including members of the Fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor (the "Separation"). As an investment subadvisor to the Fund, QS Investors makes investment decisions and buys and sells securities for the Fund. QS Investors is paid by the Advisor, not the Fund, for the services QS Investors provides to the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:
First $250 million of the Fund's average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the year ended October 31, 2010, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.47% of the Fund's average daily net assets.

For the period from November 1, 2009 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.26%.

Effective October 1, 2010 through September 30, 2011, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.09%.

Effective November 1, 2009 through September 30, 2010, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.16%.

Effective October 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.09%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2010, the Administration Fee was $350,188, of which $33,388 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended October 31, 2010, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2010
Class A	$528,245	—	$127,540
Class B	41,887	—	9,125
Class C	48,869	—	11,346
Class S	38,573	—	9,202
Institutional Class	563,296	269,408	88,623
	$1,220,870	$269,408	$245,836

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2010, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2010
Class B	$78,771	$4,937
Class C	150,212	12,037
	$228,983	$16,974

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2010, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2010	Annual Effective Rate
Class A	$602,795	$137,551	.25%
Class B	26,642	4,262	.25%
Class C	50,710	11,005	.25%
	$680,147	$152,818

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2010 aggregated $20,954.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2010, the CDSC for Class B and C shares aggregated $18,438 and $129, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2010, DIDI received $117.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,723, of which $8,310 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2010		Year Ended October 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,458,084	$21,293,353	1,942,831	$21,968,700
Class B	56,741	743,664	185,507	1,891,288
Class C	147,884	2,009,388	302,490	3,149,123
Class S	209,434	3,049,834	280,865	3,042,807
Institutional Class	8,282,610	123,524,934	2,123	22,936
		$150,621,173		$30,074,854
Shares issued to shareholders in reinvestment of distributions
Class A	148,507	$2,120,679	184,817	$1,966,455
Class B	2,104	27,718	1,931	18,963
Class C	2,328	31,192	4,038	40,287
Class S	13,824	197,128	12,453	132,377
Institutional Class	109	1,613	1,817	20,095
		$2,378,330		$2,178,177
Shares redeemed
Class A	(3,547,746)	$(51,495,953)	(3,929,565)	$(43,641,505)
Class B	(604,145)	(8,093,271)	(876,311)	(9,016,817)
Class C	(499,470)	(6,794,613)	(438,422)	(4,503,202)
Class S	(218,842)	(3,168,148)	(255,038)	(2,826,287)
Institutional Class	(734,379)	(11,096,873)	(121,005)	(1,506,532)
		$(80,648,858)		$(61,494,343)
Redemption fees		$—		$540
Net increase (decrease)
Class A	(1,941,155)	$(28,081,921)	(1,801,917)	$(19,706,153)
Class B	(545,300)	(7,321,889)	(688,873)	(7,106,504)
Class C	(349,258)	(4,754,033)	(131,894)	(1,313,618)
Class S	4,416	78,814	38,280	349,004
Institutional Class	7,548,340	112,429,674	(117,065)	(1,463,501)
		$72,350,645		$(29,240,772)

G. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund, and unclaimed proceeds were then paid to the Fund in the amount of $353,885. In addition, the Fund received $117,505 of non-affiliated regulatory settlements. These payments are included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Blue Chip Fund:

We have audited the accompanying statement of assets and liabilities of DWS Blue Chip Fund (the "Fund"), including the investment portfolio, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Blue Chip Fund at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 21, 2010

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended October 31, 2010, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $7,353,000, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 1% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement, the Board noted that it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

New Sub-Advisory Agreement Approval

The Board of Trustees, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement (the "New Agreement") between Deutsche Investment Management Americas Inc. ("DWS") and QS Investors, LLC ("QS Investors") in May 2010.

In terms of the process that the Board followed prior to approving the New Agreement, shareholders should know that:

• In May 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Board engaged in a comprehensive review of the operational, financial and investment capabilities of QS Investors and the terms of the proposed Separation. As part of this review, the Board also reviewed and considered the terms of the New Agreement.

• To facilitate its review, the Board created several ad hoc subcommittees, each focused on different aspects of the Board's consideration of the Separation, and each comprised solely of Independent Trustees.

• The Board and its subcommittees conducted numerous meetings between January 2010 and May 2010 to review and discuss the Separation, including the New Agreement, and were assisted in this review by their independent legal counsel and fund counsel.

• In the course of its review, the Board requested and received substantial additional information.

• As part of its review process, the Board and its subcommittees met with various representatives of DWS and QS Investors, including key investment personnel and other members of senior management.

• The Board requested and evaluated all information that it deemed reasonably necessary to evaluate the New Agreement.

In connection with the approval of the New Agreement, the Board considered the factors described below, among others.

Continuity of Investment Management Services. In reviewing the New Agreement, the Board considered that it had renewed the investment management agreement between DWS and the Fund as part of the annual contract renewal process (the "Annual Review") in September 2009, at which time it had determined that such renewal was in the best interests of the Fund, given the nature, quality and extent of services provided by DWS (among other considerations). In considering the New Agreement, the Board noted that in light of the transition of the group within DWS responsible for day-to-day portfolio management of the Fund to a separate, unaffiliated firm (i.e., QS Investors), it was necessary to approve a sub-advisory agreement between DWS and QS Investors to secure continued access to these same personnel and services. The Board also considered that, despite the change in corporate identity of the portfolio management services provider and the fact that it would no longer be affiliated with DWS, the nature, quality and extent of services provided to the Fund are not expected to change under the New Agreement.

Fees and Expenses. The Board noted that it had concluded during the Annual Review that the overall investment management fees paid by the Fund are reasonable and appropriate in light of the nature, quality and extent of services provided. The Board considered that, under the New Agreement, QS Investors' sub-advisory fee would be paid by DWS out of its management fee and not directly by the Fund, and therefore there would be no change in the Fund's overall investment management fees under the New Agreement.

Profitability. The Board noted that it had considered the profitability of DWS during the Annual Review. The Board did not consider the profitability of QS Investors to be a material factor. In particular, the Board noted that QS Investors has not yet commenced operations, and that any projections of profitability are likely to be of limited value. The Board also noted that DWS would pay QS Investors' sub-advisory fee out of its management fee, and further noted that the sub-advisory fee arrangement with respect to the Fund was the product of an arm's length negotiation.

Other Benefits to QS Investors. The Board noted that it had considered fallout benefits to DWS during the Annual Review in its determination that management fees paid were reasonable. The Board also considered the character and amount of incidental benefits expected to be realized by QS Investors in light of the New Agreement, including the incidental public relations benefits to QS Investors related to DWS US mutual funds advertising and cross-selling opportunities among DWS products and services. The Board noted that QS Investors did not propose to implement a "soft dollar" program. The Board reaffirmed its determination from the Annual Review process that management fees paid were reasonable in light of fallout benefits to its investment advisory service providers.

Compliance. The Board considered QS Investors' proposed compliance program and resources. The Board also considered that DWS would oversee QS Investors' compliance program and its compliance with applicable Fund policies and procedures, and considered the attention and resources DWS would dedicate to that oversight. The Board also noted that it had considered DWS's compliance monitoring capabilities in connection with the Annual Review, at which time it had noted (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the terms of the New Agreement are fair and reasonable and that the approval of the New Agreement is in the best interests of the Fund. In reaching this conclusion, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the New Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	123
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	123
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company3 (medical technology company); Lead Director, Belo Corporation3 (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	123
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		123
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	123
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	123
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); Independent Director of Barclays Bank Delaware (since September 2010). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)
		123
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	123
Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.2 (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care2 (January 2007-June 2007)
		123
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	123
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	123
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	126

Interested Board Member and Officer4
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served1,5	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Ingo Gefeke7 (1967) Board Member since 2010 Executive Vice President since 2010
Managing Director3, Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)
56

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin9 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso10 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby9 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 280 Park Avenue, New York, New York 10017.

10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KBCAX	KBCBX	KBCCX	KBCSX	KBCIX
CUSIP Number	233372 101	233372 200	233372 309	233372 507	233372 408
Fund Number	031	231	331	2331	1431

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS BLUE CHIP FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.
Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$50,753	$0	$9,325	$0
2009	$47,697	$0	$6,504	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$0	$295,930	$0
2009	$0	$440,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.
Non-Audit Services
The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$9,325	$295,930	$645,807	$951,062
2009	$6,504	$440,000	$711,000	$1,157,504

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2009 and 2010 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified three matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”).  DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.   E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex.  E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Second, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y.  Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex.  E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund.  E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex.  E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund.  E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Blue Chip Fund

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 28, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2010